Share-Based Payments	12 Months Ended
Dec. 31, 2025
Share-based Payment Arrangements [Abstract]
Share-Based Payments	Share-Based Payments
During the years ended December 31, 2025, 2024, and 2023, our share-based payment arrangements led to the following expenses:

		Years ended December 31,

(in millions €)	Note	2025	2024	2023
Expense arising from equity-settled share-based payment arrangements		89.0	74.9	44.1
BioNTech 2020 and 2024 Restricted Stock Unit Plans for Non-North American Employees	16.1.1	72.3	58.3	36.3
InstaDeep Employee Incentive Plan(1)	16.1.1	4.9	11.4	3.4
Employee Stock Ownership Plan	16.1.1	—	—	—
Management Board Grant	16.1.2	0.9	5.2	3.2
Chief Executive Officer Grant		—	—	1.2
Biotheus Founder SBP Program	16.1.3	10.9	—	—
Expense / (Income) arising from cash-settled share- based payment arrangements		17.3	26.0	7.3
BioNTech 2020 and 2024 Restricted Stock Unit Plans for North American Employees(2)	16.2.1	22.7	23.3	10.6
Employee Stock Ownership Plan	16.2.1	(1.2)	0.1	(0.9)
Management Board Grant	16.2.2	(4.2)	2.6	(2.4)
Total		106.3	100.9	51.4
Cost of sales		7.3	9.0	6.5
Research and development expenses		75.1	63.5	33.4
Sales and marketing expenses		3.6	2.5	1.0
General and administrative expenses		20.3	25.9	10.5
Total		106.3	100.9	51.4
(1)The first tranche of 40,249 RSUs vested in July 2024 and was settled in the three months ended September 30, 2024, in cash.
(2)In the fiscal year 2025 the BioNTech 2024 Restricted Stock Unit Plan for North America Employees was modified and is now settled only in cash.
For more details regarding the modification please see note 16.2.1. The expenses relating to the fiscal years 2025 and 2024 also contain the expenses from the former as equity settled classified 2024 Restricted Stock Unit Plan for North American Employees.
During the years ended December 31, 2025, 2024 and 2023, our share-based payment arrangements led to a cash outflow of €25.3 million, €154.5 million and €766.2 million, respectively. We expect to settle the equity-
settled share-based payment arrangements remaining from all of our Management Board Grants (see Note
16.1.2) and the Employee Stock Ownership Plan (see Note 16.1.1) on a net basis by delivering to the participant a number of ADSs equal to the net value of the exercised option rights after deduction of (i) the exercise price and (ii) the applicable wage taxes (including solidarity surcharge thereon and church tax, if applicable) and social security contributions resulting from such exercise. This reduces the dilutive impact of the respective rights compared to an all-equity settlement. If all of the equity-settled rights outstanding from these programs as of
December 31, 2025, were to be exercised accordingly, the cash outflow to the tax authority in 2026 would amount to approximately €7.6 million (based on the ADS price as of December 31, 2025).
16.1.1 Employee Plans
BioNTech 2020 and 2024 Restricted Stock Unit Plans for Non-North American Employees
In December 2020, we approved the BioNTech 2020 Employee Equity Plan for employees based outside North
America, or the European Plan. Under the European Plan, Restricted Stock Units, or RSUs, are offered to our employees.
In December 2024 we approved the 2024 Non-North America Employee Participation Plan for employees based outside North-America. Under this Plan, Restricted Stock Units and Performance Restricted Stock Units, or
PRSUs, are offered to our employees. The number of RSUs granted to each participant is determined by multiplying the eligible earnings by a percentage within the applicable range for such individual’s BioNTech Job
Level and dividing such amount by the ADS price at grant, rounding the result down to the nearest whole number. The number of PRSUs is subject to upward or downward adjustments at each vesting date, such that the actual number of PRSUs that shall vest may be higher or lower than the number of PRSUs initially scheduled to vest at such date, based on the relative performance of BioNTech ADSs against the Nasdaq Biotechnology
Index (Index) for the applicable period. The weighted average grant date fair value for the PRSUs has been measured using a Monte-Carlo simulation model. This model incorporates the impact of the performance criteria regarding share price and described index development.
All programs were classified as equity-settled as we have the ability to determine the method of settlement.
RSUs and PRSUs issued under these programs vest annually in equal installments over the respective waiting period, commencing with grant date in December of every year. The fair values of the awards issued under the
European Plan were based upon the price of our ADSs representing ordinary shares at the grant date.

	LTI 2020 program	LTI 2021 program	LTI 2022 program	LTI 2023 program	LTI 2024 program - RSUs	LTI 2024 program - PRSUs
Grant dates of the awards	December 2020	January 2022	December 2022	January 2024	January 2025	January 2025
Vesting	25% p.a.	25% p.a.	25% p.a.	25% p.a.	25% p.a.	25% p.a.
Weighted average fair value	€92.21	€203.22	€165.03	€97.99	€116.54	€101.84
Waiting period (in years)	4.0	4.0	4.0	4.0	—	—
The RSUs and PRSUs outstanding as of the respective dates are presented in the table below.

	LTI 2020 program	LTI 2021 program	LTI 2022 program	LTI 2023 program	LTI 2024 program - RSUs	LTI 2024 program - PRSUs
As of January 1, 2024	230,905	101,111	379,969	—	—	—
Granted	—	—	—	834,211	—	—
Forfeited / Modified	(4,541)	(2,332)	(12,507)	(62,902)	—	—
Settled	(225,201)	—	—	—	—	—
As of December 31, 2024	1,163	98,779	367,462	771,309	—	—
As of January 1, 2025	1,163	98,779	367,462	771,309	—	—
Granted / Allocated	—	—	—	—	977,498	21,878
Settled	(1,163)(3)	(96,068)(1)	—	—	(219,984)(2)	(2,521)(2)
Forfeited / Modified	—	(2,711)	(14,292)	(49,235)	(79,740)	(3,611)
As of December 31, 2025	—	—	353,170	722,074	677,774	15,746
thereof vested	—	—	270,428	371,401	—	—
thereof unvested	—	—	82,742	350,673	677,774	15,746
(1)The closing price of an American Depositary Share of BioNTech on Nasdaq on December 10, 2025, the last trading day before the settlement date, converted from USD to Euro using the exchange rate published by the German Central Bank (Deutsche Bundesbank) on the same day was
€82.29.
(2)The closing price of an American Depositary Share of BioNTech on Nasdaq on December 5, 2025, the last trading day before the settlement date, converted from USD to Euro using the exchange rate published by the German Central Bank (Deutsche Bundesbank) on the same day was
€82.65.
(3)The closing prices of an American Depositary Share of BioNTech on Nasdaq on April 3 and June 3, 2025, the last trading days before the settlement dates, converted from USD to Euro using the exchange rates published by the German Central Bank (Deutsche Bundesbank) on the
same days were €82.91 and €101.56.
InstaDeep Employee Incentive Plan (RSU and ESOP)
As part of the acquisition of InstaDeep in 2023, we agreed to issue a long-term RSU award with a total target incentive value of £15.0 million. The start of the vesting period was July 2023. The RSUs granted under this award vest annually in equal tranches of 25% over a period of 4 years. There is no waiting period and each tranche is settled with vesting. The weighted average fair value at grant date was €92.08. The program is accounted for as equity-settled and it is at the discretion of the company whether the following three tranches will be settled in equity or in cash in the years 2025-2027.
Furthermore, as part of the acquisition of InstaDeep in 2023, we agreed to issue long-term ESOP awards with a total target incentive value of £15.0 million. The awards are subject to a four-year cliff vesting and will vest and become exercisable in July 2027. The exercise price is $100.34 for 17,561 options granted to two employees located in the US, $111.31 for 8,430 options granted to employees in South Africa and $94.47 for 380,452 options granted to all InstaDeep employees located in Rest of World. The fair value of the ESOP awards has been measured using a Monte Carlo simulation. For the ESOPs granted under the InstaDeep Employee Stock
Ownership awards, the same performance requirements that allow the ESOPs to be exercised apply as for the
BioNTech Employee Stock Ownership Plan.

	ESOP Award	RSU Award
As of January 1, 2024	406,353	160,997
Granted / Allocated	—	—
Settled	—	(40,249)(1)
As of December 31, 2024	406,353	120,748
As of January 1, 2025	406,353	120,748
Forfeited	—	(5,182)
Settled	—	(36,874)
As of December 31, 2025	406,353	78,692
(1)The first tranche of 40,249 RSUs vested in July 2024 and was settled in the three months ended September 30, 2024, in cash.
Employee Stock Ownership Plan (Equity-Settled)
Based on an authorization of the general meeting on August 18, 2017, we established a share option program under which we granted selected employees options to receive our shares. We offered participants a certain number of option rights upon their explicit acceptance of an option rights agreement. The exercise of option rights in accordance with the agreement gives the participants the right to obtain shares against payment of the exercise price. Following the expiry of the waiting period, option rights may be exercised within a period of four weeks from the date of the Annual General Meeting or the publication of the annual financial statements, the semi-annual report or our most recent quarterly report or interim report (exercise windows). The option rights can be exercised up to eight years after the allocation date. If they have not been exercised by that date, they will be forfeited without compensation.
The fair value of the ESOP has been measured using a binomial model. Service conditions attached to the arrangement were not taken into account in measuring the fair value.
The share options can only be exercised by the grantee if the price of the share is equal or exceeds the threshold amount as defined in the ESOP agreement. Moreover, the option rights can only be exercised if the
IPO has occurred. Both conditions have been incorporated into the fair value at the grant date.
The inputs used in the measurement of the fair values at the grant date of the ESOP were as follows:

	Grant date November 15, 2018	Grant date February 20, 2019
Weighted average fair value	€7.41	€6.93
Weighted average share price	€14.40	€15.72
Exercise price	€10.14	€15.03
Expected volatility	46.0%	46.0%
Expected life (years)	5.8	6.0
Risk-free interest rate	0.1%	0.1%
Expected volatility has been based on an evaluation of the historical and the implied volatilities of comparable companies over the historical period commensurate with the expected term. The expected term has been based on general option holder behavior for employee options.
Below is an overview of changes to share options outstanding that occurred during the periods indicated:

	Share options outstanding	Weighted average exercise price (€)
As of January 1, 2024	320,393	11.24
Exercised(1)	(139,053)	10.14
As of December 31, 2024	181,340	12.08
As of January 1, 2025	181,340	12.08
Exercised(1)	(50,936)	10.14
As of December 31, 2025	130,404	12.84
thereof vested	130,404	12.84
(1)The average closing price of an American Depositary Share of BioNTech on Nasdaq weighted over the various dates immediately preceding the settlement dates, converted from USD to Euro using the exchange rate published by the German Central Bank (Deutsche Bundesbank) on the
same days was €91.64 and €83.45 for all settlements during the years ended December 31, 2025 and 2024, respectively.
In September 2022, the Supervisory Board determined the ESOP settlement by the delivery of treasury shares
(in the form of ADSs) equal to the net value of the exercised option rights after deduction of (i) the exercise price and (ii) the applicable wage taxes (including solidarity surcharge thereon and church tax, if applicable) and social security contributions resulting from such exercise. The settlement was applied during the exercise windows in
2025 and 2024.
58,404 ESOP options cannot be exercised after September 16, 2026. The remaining ESOP options cannot be exercised after February 21, 2027. Options which have not been exercised by these dates will lapse without compensation.
Management Board Grant
Our Management Board’s service agreements provide for long-term, four-year incentive compensation
(Management Board Grant - LTI) through an annual grant of a combination of PSUs and options to acquire
BioNTech shares, all of which are subject to a four-year waiting period from grant. The options are subject to the terms and conditions of the respective authorizations of the AGM creating our Employee Stock Ownership Plan, or ESOP, and the applicable option- and PSU agreements.
Awards granted under the Compensation systems of the Management Board and the Supervisory
Board approved by the AGM on June 22, 2021, and June 1, 2022 (the “Compensation System
2021/2022”)
Options
The options vest annually in equal installments over four years commencing on the first anniversary of the allocation date and are exercisable four years after the allocation date. In the case of options granted under the
Compensation System 2021/2022, vested options can only be exercised if all of the following performance criteria are met:
–Threshold Amount: At the time of exercise, the current ADS price must be equal to or greater than the threshold amount. The threshold amount is the exercise price, which increases by seven percentage points on each anniversary of the grant date.
–Target Price: At the time of exercise, the current ADS price must be at least equal to the target price, defined as:
•for the twelve-month period starting on the fourth anniversary of the grant date, $8.5 billion divided by the total number of ordinary shares outstanding immediately following the initial public offering (excluding shares owned by BioNTech); and
•for each twelve-month period starting on the fifth or subsequent anniversary, 107% of the target ADS price applicable for the prior twelve-month period.
–Index Performance: The closing price for the fifth trading day prior to the start of the relevant exercise window must be higher than the exercise price by at least the same percentage by which the Nasdaq Biotechnology
Index (or a comparable successor index) has increased since the last trading day before the allocation date.
–Additional Terms:
•After the waiting period expires, option rights may be exercised only during the exercise windows specified in the ESOP agreement.
•Option rights can be exercised up to ten years after the grant date; after this period, any unexercised options will be forfeited without compensation.
Awards granted under the Compensation system of the Management Board and the Supervisory
Board approved by the AGM on May 17, 2024, ( the “Compensation System 2024”)
Performance Share Units, or PSUs
PSUs vest annually in equal installments over four years commencing on the first anniversary of the allocation date. Vested PSUs are only settled when the following performance criteria are met.
PSUs can only be settled if the ADS price has performed as well or better in percentage terms than the Nasdaq
Biotechnology Index (or a comparable successor index) in the period from the last trading day before the PSU
Issue Date to the fifth trading day before the start of the relevant exercise period. If the ADS price performs as well or better than the index, the target is achieved and the PSUs can be settled. If the ADS price underperforms the index as of the fifth trading day prior to the end of the waiting period, the PSUs cannot be settled and expire immediately without compensation. If the performance criteria are met, we are obliged to settle the PSUs for our
Management Board members within a 30 day period following the end of the waiting period.
Options
Vested options granted under the Compensation System 2024 and from the 2025 financial year onwards can only be exercised if the following performance criteria are met.
•Threshold Amount: At the time of exercise, the current ADS price must be at least 180% of the exercise price, which increases by an additional twenty percentage points from the fifth and each subsequent anniversary of the approval date.
•Index Performance: The closing price for the fifth trading day prior to the start of the relevant exercise date must be higher than the exercise price by at least the same percentage by which the Nasdaq
Biotechnology Index (or a comparable successor index) has increased since the last trading day before the grant date.
–Additional Terms:
•After the waiting period expires, option rights may be exercised only during the exercise windows specified in the ESOP agreement.
•Option rights can be exercised up to ten years after the grant date; after this period, any unexercised options will be forfeited without compensation.
The right to receive options or PSUs generally represents an equity-settled share-based payment arrangement.
Management Board members were awarded phantom options in May 2021 and 2022, options in May 2023 and
August 2024, and a combination of options and PSUs in May 2025.
A Monte-Carlo simulation model has been used to measure the fair values at the allocation dates of the
Management Board Grant. This model incorporates the impact of the market based performance criteria regarding share price and described index development. The parameters used for measuring the fair values as of the respective allocation dates were as follows:

	Allocation date February 2020	Allocation date May 12, 2021(1)	Allocation date May 17, 2021(1)	Allocation date May 2022(1)	Allocation date May 2023	Allocation date August 2024	Allocation date May 2025 ESOP	Allocation date May 2025 PSU
Weighted average fair value	€10.83	€25.65	€21.60	€29.27	€45.73	€33.49	€46.15	€46.01
Weighted average share price	€28.20	€158.41	€168.77	€139.03	€98.93	€74.48	€83.00	€83.87
Exercise price(2)	€28.32	€157.64	€159.00	€129.45	€96.97	€75.91	€93.35	n/a
Expected volatility	36.6%	58.7%	58.7%	64.5%	47.2%	48.9%	66.4%	57.7%
Expected life (years)	4.7	4.6	4.6	5.8	5.8	5.8	5.8	5.8
Risk-free interest rate	1.6%	3.8%	3.8%	3.9%	3.7%	3.8%	4.5%	4.5%
(1)Classified as cash-settled share-based payment arrangement; all other share-based payment arrangements are classified as equity-settled.
(2)All share options are subject to an effective exercise price cap.
All options are subject to an effective exercise price cap, which means that the exercise price shall be adjusted to ensure that the current price of an ADS as of the exercise date does not exceed 800% of the exercise price.
For the LTI 2020, the maximum economic benefit receivable is capped at $246.24, and the effective exercise price is capped at a Euro amount equivalent to $30.78. For the phantom share options issued under the LTI
2021 and 2022 programs, the options issued under the LTI 2023 and 2024 programs and the PSUs and options issued under the LTI 2025 program, the maximum compensation that each member is entitled to receive, together with other compensation components received in the respective grant year, shall not exceed
€20.0 million for Ugur Sahin and €10.0 million for all others.
Expected volatility was based on an evaluation of the historical volatilities of comparable companies over the historical period commensurate with the expected option term. The expected term was based on general option holder behavior for employee options.
The share options (including phantom share options) allocated to our Management Board as of the dates indicated are presented in the table below.

	Allocation date February 2020	Allocation date May 12, 2021(1)	Allocation date May 17, 2021(1)	Allocation date May 2022(1)	Allocation date May 2023	Allocation date August 2024	Allocation date May 2025 ESOP	Allocation date May 2025 PSU
(Phantom) share options outstanding as of January 1, 2024	248,096	43,501	6,463	86,118	130,586	—	—	—
Forfeited	—	—	—	(7,332)	(13,812)	(12,729)	—	—
Granted / Allocated	—	—	—	—	—	193,257	—	—
Exercised(2)	(209,128)	—	—	—	—	—	—	—
(Phantom) share options outstanding as of December 31, 2024	38,968	43,501	6,463	78,786	116,774	180,528	—	—
(Phantom) share options outstanding as of January 1, 2025	38,968	43,501	6,463	78,786	116,774	180,528	—	—
Granted / Allocated	—	—	—	—	—		79,255	63,405
Exercised		—	—	—	—	—	—	—
Forfeited	—	—	—	(5,533)	(18,416)	(38,188)	(11,047)	(8,838)
(Phantom) share options outstanding as of December 31, 2025	38,968	43,501	6,463	73,253	98,358	142,340	68,208	54,567
thereof allocated and vested but subject to performance and / or waiting requirements	38,968	43,501	6,463	60,922	60,689	45,133	—	—
thereof allocated and unvested	—	—	—	12,331	37,669	97,207	68,208	54,567
(1)Classified as cash-settled share-based payment arrangement; all other share-based payment arrangements are classified as equity-settled.
(2)The average closing price of an American Depositary Share of BioNTech on Nasdaq weighted over the various dates immediately preceding the settlement dates, converted from USD to Euro using the exchange rate published by the German Central Bank (Deutsche Bundesbank) on the
same days was €75.00 for all options exercised in 2024.
As of December 31, 2025, the share options allocated under our equity-settled share-based payment arrangements had a remaining weighted average expected life of 3.9 years (as of December 31, 2024: 5.0 years).
As of December 31, 2025, the liability related to the phantom option awards of the years 2021 and 2022 amounted to €3.8 million (€5.1 million as of December 31, 2024).Biotheus Founder SBP Program
As part of the acquisition of Biotheus in January 2025, a portion of the upfront payment to the Biotheus founders, equivalent to €49.2 million, was allocated in ADSs. The payout is connected to the retention of the founders with the company and considered a share-based payment program according to IFRS 2. Under this program, a total of 421,818 RSUs was granted to the Biotheus founders. The grant is subject to a four-year cliff vesting. The
ADSs have been transferred to an escrow account and will be allocated to the founders after four years. The grant date fair value was €116.58, and was determined using the closing price of our ADSs on January 29, 2025, the day the ADSs were transferred to the escrow account, converted into Euros using the exchange rate published by the German Central Bank (Deutsche Bundesbank) from the same date.
Cash-settled Share-Based Payment ArrangementsEmployee Plans
BioNTech 2024 North America Employee Participation Plan
During the year ended December 31, 2024, a new long-term incentive plan for employees resident in North
America was established. Within this plan, we granted RSUs (and PRSUs for individuals at the job level Vice
President or above) with an equity-based LTI program to all of their employees. The number of RSUs granted to each participant is determined by multiplying the eligible earnings by a percentage within the applicable range for such individual’s BioNTech Job Level and dividing such amount by the ADS price at grant, rounding the result down to the nearest whole number. The number of PRSUs is subject to upward or downward adjustments at each vesting date, such that the actual number of PRSUs that shall vest may be higher or lower than the number of PRSUs initially scheduled to vest at such date, based on the relative performance of BioNTech ADSs against the Nasdaq Biotechnology Index (Index) for the applicable period.
All RSUs, except the PRSUs, shall vest annually in equal tranches of 25% over a period of four years, starting from the date of the grant and without a four-year waiting period. In the second quarter of 2025, we modified the
US LTI 2024 and US LTI 2025 from equity-settled to cash-settled programs. Due to our status as a Passive
Foreign Investment Company (PFIC), issuing ADSs to the participants would result in significant personal tax impacts. The settlement of the LTI 2024 Tranche 1 was made in cash in May 2025, and for the foreseeable future, all upcoming settlements are expected to be carried out in cash. The modification led to a reclassification of €14.6 million from an equity settlement to a cash settlement and an expense effect from the revaluation of
€0.2 million in 2025. The modification led to a change in the weighted average fair value for the RSUs converted into EUR from €82.43 at grant date to €82.94 at modification date. The modification led to a change in the weighted average fair value for the PRSUs converted into EUR from €58.20 at grant date to €55.98 at modification date. The fair value for the PRSUs is remeasured at each period end and considers the respective criteria by using a Monte-Carlo simulation model. This model incorporates the impact of the performance criteria regarding share price and index development described above. During the year ended December 31, 2025 the settlement of RSUs resulted in a cash outflow, converted into Euros with the exchange rate published by the
German Central Bank (Deutsche Bundesbank) on December 31, 2025, of €7.9 million. The non-current outstanding liability from the programs under this plan on December 31, 2025 was €11.3 million and the current outstanding liability €9.3 million. Both numbers were converted into EUR with the exchange rate published by the
German Central Bank (Deutsche Bundesbank) on December 31, 2025.

	RSU	PRSU
As of January 1, 2024	—	—
Granted May 15, 2024	356,757	34,481
Granted December 12, 2024	47,115
Forfeited	(24,284)	(2,915)
As of December 31, 2024	379,588	31,566
As of January 1, 2025	379,588	31,566
Granted May 14, 2025	330,774	32,160
Granted November 13, 2025	27,743
Forfeited	(67,430)	(5,465)
Settled	(91,828)	(7,644)
As of December 31, 2025	578,847	50,617
thereof vested	—	—
thereof unvested	578,847	50,617
BioNTech 2020 Restricted Stock Unit Plan for North America Employees
In December 2020, we approved the BioNTech 2020 Restricted Stock Unit Plan for North America Employees, or
the North American Plan. Under the North American Plan, we offer RSUs to our employees. These RSUs vest over four years, with 25% vesting one year after the service commencement date and the remainder vesting in equal quarterly installments thereafter. The first awards under the North American Plan were granted in February
2021. The service date for these awards is the date as of which the employee became employed by BioNTech
US. As these RSUs are intended to be settled in cash upon vesting, the awards were classified as a cash-settled share-based payment arrangement. During the years ended December 31, 2025, 2024 and 2023, the settlement of RSUs resulted in a cash outflow of €9.0 million, €13.9 million and €10.0 million, respectively.
As of December 31, 2025, the carrying amount and intrinsic value of the liability related to these awards amounted to €6.1 million (€11.2 million as of December 31, 2024).
Employee Stock Ownership Plan (Cash-Settled)
Phantom options which were granted under the ESOP mainly during the year ended December 31, 2022, each give the participants the right to receive a cash payment equal to the difference between an exercise closing price (average closing price of an American Depositary Share of BioNTech on Nasdaq over the last ten trading days preceding the exercise date) and the exercise price. The phantom options can only be exercised by the grantee if the price of the share is equal or greater to the threshold amount as defined in the ESOP agreement.
The majority of options have an exercise price of €10.14. During the years ended December 31, 2025 and 2024,
39,508 and 50,748 cash-settled phantom option rights were exercised and resulted in a cash outflow of €3.2 million and €3.8 million, respectively. The average 10-day closing prices of an American Depositary Share of
BioNTech on Nasdaq weighted over the various settlement dates converted from USD to Euro using the exchange rate published by the German Central Bank (Deutsche Bundesbank) on the same days was €90.58 and €92.70. As of December 31, 2025, 19,395 cash-settled option rights remained outstanding. As of
December 31, 2025, the carrying amount and intrinsic value of the liability related to cash-settled share-based payment option rights amounted to €1.7 million (€5.0 million as of December 31, 2024). The liability is based on the fair value of the respective rights. The fair value is measured using a binomial model consistent with the grant date fair value measurement of the equity-based option rights described above, which is updated on every reporting date.

	Number of options	Weighted average exercise price (€)
As of January 1, 2024	109,651	10.14
Settled	(50,748)	10.14
As of December 31, 2024	58,903	10.14
As of January 1, 2025	58,903	10.14
Settled	(39,508)	10.14
As of December 31, 2025	19,395	10.14
Thereof vested	19,395	10.14